                                                                   EXHIBIT 10.31

                                 AMENDMENT NO. 1

                                       TO

                            MEZZANINE LOAN AGREEMENT

      THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of March 8, 2004, by and among SHG PROPERTY RESOURCES, LLC And SHG INVESTMENTS, LLC (collectively as "BORROWER"), CAPITALSOURCE FINANCE LLC, ("CAPITALSOURCE"), The other financial institutions from time to time party thereto (CapitalSource and such other financial institutions, collectively, as "LENDER"), SKILLED HEALTHCARE GROUP, INC. (formerly known as Fountain View, Inc.) (as "GUARANTOR") and CapitalSource as administrative agent and collateral agent for Lender (in such capacity, "AGENT").

                                   BACKGROUND

      Borrower, CapitalSource as Lender, other institutions then also comprising Lender ("Former Lenders"), Guarantor and Agent entered into a Loan Agreement dated as of August 19, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") pursuant to which Agent and Lender provided Borrower with certain financial accommodations.

      Pursuant to the terms of the Loan Agreement, Borrower, upon ten days prior notice to Agent, prepaid a portion of the Debt, consisting of the outstanding principal amount (together with all interest due thereon) of those certain Promissory Notes made by Borrower in favor of each of the Former Lenders (the "Prepaid Notes") which, together with the outstanding Promissory Note made by Borrower in favor of CapitalSource, comprised the defined term "Note". Financing for the Prepaid Notes was provided by CapitalSource. Contemporaneous with the financing of the Prepaid Notes, Borrower issued and delivered to CapitalSource an Amended and Restated Promissory Note in the form annexed hereto as Exhibit A (the "Restated Note"). The parties hereto have agreed to amend the Loan Agreement to, inter alia, (a) clarify that the Restated Note hereafter constitutes the "Note" as defined therein, (b) remove references to the Former Lenders and (c) reduce the interest rate payable thereunder.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      2. Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            (a) References to each of the Former Lenders appearing in the first introductory paragraph of the Loan Agreement are deleted in their entireties.

            (b) The definitions of "Guarantor", "Loan", "Note" and "Spread" appearing in Section 1.1 of the Loan Agreement are amended and restated in their entireties to read as follows:

                  "Guarantor shall mean skilled care Group, Inc., formerly Known as Fountain View, Inc., a Delaware corporation."

                  "Loan shall mean the loan in the principal amount of seven Million Nine Hundred and Fifty Eight Thousand Three Hundred and Thirty Three and 38/100 Dollars ($7,958,333.38) made by Lender to Borrower pursuant to this Agreement."

                  "'Note'" shall mean that certain Amended and Restated Promissory Note, dated as of March 8, 2004, in the principal amount of Seven Million Nine Hundred and Fifty Eight Thousand Three Hundred and Thirty Three and 38/100 Dollars ($7,958,333.38) in favor of CapitalSource Finance LLC, as the same may be amended, restated, replaced, supplement or otherwise modified from time to time."

                  "'Spread'" shall mean 15%."

            (c) The names, addresses and other notice information for each of the Former Lenders appearing in Section 10.6 of the Loan Agreement are deleted in their entireties.

     3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by Borrower, Guarantor and Lender and (ii) and such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and Warranties shall be deemed to have been remade as of the effective date this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) No Borrower has any defense, counterclaim or offset with respect 10 the Loan Agreement.

      5.    Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      6. Reaffirmation of Guaranty. By its signature below, Guarantor hereby reaffirms its guaranty of the Guaranteed Obligations, as such term is defined in that certain Mezzanine Guaranty of Payment dated as of August 19,2003, which Guaranty remains in full force and effect.

      7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      9. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                       SHG PROPERTY RESOURCES, LLC

                                       By: /s/ JOHN HARRISON
                                           -------------------------------------
                                       Name: JOHN HARRISON
                                       Title: CFO

                                       SHG INVESTMENTS, LLC

                                       By: /s/ JOHN HARRISON
                                           -------------------------------------
                                       Name: JOHN HARRISON
                                       Title: CFO

                                       CAPITALSOURCE FINANCE LLC

                                       By: _____________________________________
                                       Name: James J. Pieczynski
                                       Title: Director

ACKNOWLEDGED AND AGREED:

SKILLED HEALTHCARE GROUP, INC.

By: /s/ JOHN HARRISON
    -------------------------------------
Name: JOHN HARRISON
Title: CFO

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                       SHG PROPERTY RESOURCES, LLC

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       SHG INVESTMENTS, LLC

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       CAPITALSOURCE FINANCE LLC

                                       By: /s/ James J.piececzynski
                                           -------------------------------------
                                       Name: James J. Pieczynski
                                       Title: Director

ACKNOWLEDGED AND AGREED:

SKILLED HEALTHCARE GROUP, INC.

By: _____________________________________
Name: ___________________________________
Title: __________________________________